WILLIAM BLAIR FUNDS

William Blair International Small Cap Growth Fund

Supplement dated March 21, 2025 to the Summary Prospectus and Prospectus, as supplemented, each dated May 1, 2024

Effective immediately, the information below replaces similar disclosure in the Summary Prospectus and Prospectus under “William Blair International Small Cap Growth Fund – Summary – Principal Investment Strategies.”

PRINCIPAL INVESTMENT STRATEGIES: Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in stocks of small capitalization (“small cap”) companies. The Fund invests primarily in a diversified portfolio of equity securities, including common stocks and other forms of equity investments (e.g., securities convertible into common stocks), issued by foreign small cap companies that the Adviser believes have above-average growth, profitability and quality characteristics. For purposes of the Fund, William Blair Investment Management, LLC (the “Adviser”) considers a company to be a small cap company if it has a float adjusted market capitalization at the time of purchase no larger than the greater of $5 billion or the largest capitalized company included in the MSCI ACWI ex US Small Cap Index (net). Securities of companies whose float adjusted market capitalizations no longer meet this definition of small cap company after purchase may continue to be held in the Fund. The Fund’s investments are normally allocated among at least six different countries and no more than 50% of the Fund’s equity holdings may be invested in securities of issuers in one country at any given time. Normally, the Fund’s investments will be divided among Continental Europe, the United Kingdom, Canada, Japan and the markets of the Pacific Basin. The Fund may invest the greater of 35% of its net assets or twice the emerging markets component of the MSCI All Country World Ex-U.S. Small Cap Index (net) in emerging markets, which include every country in the world except the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries.

WILLIAM BLAIR FUNDS

150 North Riverside Plaza

Chicago, Illinois 60606

Please retain this supplement with your Prospectus for future reference.